U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 23, 2003

                       COMMISSION FILE NUMBER: 000-32141


                               NUTRA PHARMA CORP.
            -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            California                                 91-2021600
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(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
or organization


           485 Martin Lane
     Beverly Hills, California                                 90210
(Address of principal executive offices)                     (Zip Code)
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                 Registrant's telephone number: (310) 276-8767

               1850 NW 69th Avenue, Suite 1, Plantation, FL 33313
             ------------------------------------------------------
         (Former name or former address, if changed since last report)


Item 1.    Changes in Control of Registrant

           Not applicable

Item 2.    Acquisition or Disposition of Assets

           Not applicable

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

Item 5.    Other Events

On August 22, 2002, Nutra Pharma Corp ("Nutra Pharma") consummated the first portion of its share exchange agreement with of Bio Therapeutics, Inc., a Florida corporation ("Bio Therapeutics"), provided for in the Definitive Agreement dated May 30, 2002 and the Closing Agreement for the Exchange of Common Stock dated August 12, 2002, as amended. Pursuant to the Agreement, Bio Therapeutics was being acquired by Nutra Pharma as a wholly owned subsidiary. Throughout the course of the consummation of the agreement, Nutra Pharma loaned to Bio Therapeutics approximately $700,000 for operating expenses.

On April 22, 2003, Nutra Pharma put Bio Therapeutics on notice that the contingency of the share exchange agreement of the closing of a $1.5 million private placement of securities had not been satisfied, but that Nutra Pharma would be willing to restructure the agreement. However, it would not continue to lend money to Bio Therapeutics without those loans being secured, as Nutra Pharma had discovered that the management of Bio Therapeutics had mismanaged the funds lent, by continuing to manufacture its drugs in violation of an FDA cease and desist order, among other things. On April 23, 2003, Bio Therapeutics withdrew from and terminated the agreement.

The termination of the agreement by Bio Therapeutics involves the return of shares of Bio Therapeutics held in escrow to Bio Therapeutics' counsel for their return to Bio Therapeutics' shareholders, and the return of approximately 11,730,889 shares of Nutra Pharma stock to the Company treasury for cancellation. Nutra Pharma will continue to seek ways to develop its wound healing devices and will seek the return of all monies loaned to Bio Therapeutics pursuant to the share exchange agreement.


Item 6.    Resignations of Registrant's Directors

           On April 23, 2003, Suzanne Mundschenk resigned from our Board of Directors.


Item 7.    Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired.

           Not Applicable


     (b)   Pro forma Financial Information.

           Not applicable.

The Company never filed consolidated financial statements with BioTherapeutics.


    (c)   Exhibits.

          None.


                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 1, 2003

Nutra Pharma Corp.

    Rik Deitsch
-----------------------------
By: Rik Deitsch, President

In connection with the annual report of Nutra Pharma Corp. on Form 8K for the period April 23, 2003, as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: May 1, 2003            By:    Rik Deitsch
                                  --------------------------
                                     Rik Deitsch,
                                     Chief Executive Officer


Dated: May 1, 2003            By:    Zirk Engelbrecht,
                                   ------------------------
                                     Zirk Engelbrecht
                                     Chief Financial Officer